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                                                                    EXHIBIT 99.0







                          THE COLLECTION RETAIL CENTER

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



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                          Independent Auditors' Report



To the Board of Trustees
American Realty Trust

We have audited the accompanying statement of revenues and direct operating expenses of The Collection Retail Center for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of American Realty Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Collection Retail Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
December 9, 1997


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                          THE COLLECTION RETAIL CENTER
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES

         Net rental revenues                                           $    1,886,095
         Other revenues                                                       356,383
                                                                       --------------

                  Total revenues                                            2,242,478

DIRECT OPERATING EXPENSES
         Property taxes                                                       149,965
         Repairs and maintenance                                              108,991
     Utilities                                                                 46,556
         Insurance                                                             45,194
     Salaries and benefits                                                     30,643
                                                                       --------------

                  Total direct operating expenses                             381,349
                                                                       --------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                        $    1,861,129
                                                                       ==============

















         The accompanying notes are an integral part of this statement.


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                          THE COLLECTION RETAIL CENTER
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1996


NOTE 1:           ORGANIZATION AND BASIS OF PRESENTATION

                  The Collection Retail Center (the Center) is a 267,812 square foot wholesale and retail complex consisting of four buildings, located in Denver, Colorado. During 1996, the property was owned by DDC One Properties, Ltd., Interplaza Retail Limited Liability Company and HTDC, Inc.

                  The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:           ACCOUNTING ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:           OTHER REVENUES

                  Other revenues consist of the following:

                         Common area maintenance charges          $346,255
                         Miscellaneous                              10,128
                                                                  --------

                                                                  $356,383
                                                                  ========

NOTE 4:           SUBSEQUENT EVENT

                  The Center was sold to American Realty Trust, a Georgia corporation, on September 16, 1997.